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                                                                    EXHIBIT 10.3

                 PRINCIPAL SHAREHOLDER NON-COMPETITION AGREEMENT

      This Principal Shareholder Non-Competition Agreement ("NON-COMPETITION AGREEMENT"), dated as of April 20, 2006, is made by and among CITIZENS DEVELOPMENT COMPANY ("CDC"), GLACIER BANCORP, INC. ("GLACIER") and the undersigned shareholders of CDC identified on Schedule I ("SHAREHOLDER").

                                    RECITALS

A. Glacier and CDC have entered into a Plan and Agreement of Merger (the "MERGER AGREEMENT") dated as of the date hereof, pursuant to which (i) CDC will merge (the "MERGER") with and into a Montana corporation to be formed by Glacier ("HOLDINGS"), (ii) CDC's subsidiaries, Citizens State Bank, First Citizens Bank of Billings, First National Bank of Lewistown, Western Bank of Chinook, N.A., and First Citizens Bank, N.A. (each, a "CDC BANK" and collectively, the "CDC BANKS") will become subsidiaries of Holdings, and (iii) following a transition period, the CDC Banks will be merged with and into Glacier's other subsidiary banks.

B. As the beneficial owner of 5% or more of any class of CDC's outstanding securities, each Shareholder will receive substantial benefits from the consummation of the Merger and accordingly desires to facilitate the Merger. The parties to this Non-Competition Agreement believe that the future success and profitability of Glacier, the CDC Banks and the CDC Banks' successors (collectively, the "COMBINED ENTITY") require that each Shareholder not be affiliated in any substantial way with a Competing Business (as defined herein) for a reasonable period of time after closing of the Merger.

                                    AGREEMENT

      In consideration of the parties' performance under the Merger Agreement, each Shareholder agrees as follows:

1. DEFINITIONS. Capitalized terms not defined in this Non-Competition Agreement have the meaning assigned to those terms in the Merger Agreement. The following definitions also apply to this Non-Competition
      Agreement:

      a. Competing Business. "COMPETING BUSINESS" means any commercial bank (including without limitation, any start-up or other commercial bank in formation) or bank holding company thereof that competes or will compete within the Covered Area with the Combined Entity or any of its subsidiaries or affiliates.

      b. Covered Area. "COVERED AREA" means Yellowstone, Ravalli, Fergus, Blaine and Flathead Counties in Montana.

      c. Term. "TERM" means the period of time beginning on the Effective Date and ending two (2) years after the Effective Date. If the Merger Agreement is terminated for any reason, this Non-Competition Agreement shall be void.

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2.    PARTICIPATION IN COMPETING BUSINESS. Except as provided in Section 5 or 6, during the Term, no Shareholder may become involved with a Competing Business or serve, directly or indirectly, a Competing Business in any manner, including without limitation, (a) as a shareholder, member, partner, director, officer, manager, investor, organizer, founder, employee, consultant, agent, or representative, or (b) during the organization and pre-opening phases in the formation of a Competing Business.

3. NO SOLICITATION. During the Term, no Shareholder may, directly or indirectly, solicit or attempt to solicit (a) any employees of the Combined Entity or any of its subsidiaries or affiliates to participate, as an employee or otherwise, in any manner in a Competing Business, or (b) any customers of the Combined Entity or its subsidiaries or affiliates to transfer their business to a Competing Business. Solicitation prohibited under this section includes solicitation by any means, including, without limitation, meetings, letters or other mailings, electronic communications of any kind, and internet communications.

4. CONFIDENTIAL INFORMATION. During and after the Term, no Shareholder may disclose any confidential information of the Combined Entity or its subsidiaries or affiliates obtained by such person as a result of his, her or its status as a principal shareholder of CDC, except in accordance with a judicial or other governmental order.

5. OUTSIDE COVERED AREA. Nothing in this Non-Competition Agreement prevents a Shareholder from becoming involved with, as a shareholder, member, partner, director, officer, manager, investor, organizer, founder, employee, consultant, agent, representative, or otherwise, a Competing Business that has no operations in the Covered Area. To that end, the parties acknowledge and agree that the Trust and/or the Foundation's ownership of commercial banks' (or bank holding companies') securities as of the date hereof does not violate this Non-Competition Agreement, as none of such commercial banks or bank holding companies has operations in the Covered Area.

6. PASSIVE INTEREST. Nothing in this Non-Competition Agreement prevents a Shareholder from owning 5% or less of any class of security of a Competing Business. To the extent a Shareholder owns more than 5% of any class of security of a Competing Business as of the date hereof, such ownership shall not violate Section 2 if (a) the Shareholder has disclosed such ownership on a schedule attached to this Non-Competition Agreement, and
      (b) the Shareholder does not acquire additional shares of such Competing Business during the Term (other than pursuant to stock splits or stock dividends).

7. REMEDIES. Any breach of this Non-Competition Agreement by a Shareholder will entitle the Combined Entity, together with its successors and assigns, to injunctive relief and/or specific performance, as well as to any other legal or equitable remedies to which they may be entitled.

8. GOVERNING LAW AND ENFORCEABILITY. This Non-Competition Agreement is governed by, and will be interpreted in accordance with, the laws of the State of Montana. If any court determines that the restrictions set forth in this Non-Competition Agreement are unenforceable, then the parties request such court to reform these provisions to the

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      maximum restrictions, term, scope or geographical area that such court finds enforceable. Venue of any legal action or proceeding between the parties related to this Non-Competition Agreement shall be in Yellowstone County, Montana, and the parties each consent to the personal jurisdiction of the courts of the State of Montana and the federal courts located in Montana. Each Shareholder agrees not to claim that Yellowstone County, Montana is an inconvenient place for trial.

9. INDIVIDUAL OBLIGATIONS. The obligations of each of the Shareholder under this Non-Competition Agreement are intended to be several and not joint.

10. ADDITIONAL SIGNATURES. CDC will use its reasonable best efforts to obtain, within 30 days following the date hereof, the signatures to this Non-Competition Agreement of those persons identified on Schedule II. Upon each such person's execution of this Non-Competition Agreement, he will be a "Shareholder" within the meaning of this Non-Competition Agreement and subject to all of its terms and obligations.

11. COUNTERPARTS. The parties may execute this Non-Competition Agreement in one or more counterparts, including facsimile counterparts. All the counterparts will be construed together and will constitute one agreement.

The parties have signed this Principal Shareholder Non-Competition Agreement as of April 20, 2006:

GLACIER BANCORP, INC.                        CITIZENS DEVELOPMENT COMPANY

By /s/ Michael J. Blodnick                   By /s/ Dean Comes
   -----------------------------------          -------------------------------
   Michael J. Blodnick                          Dean Comes
   President & Chief Executive Officer          President

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                                   SCHEDULE I

                 PRINCIPAL SHAREHOLDER NON-COMPETITION AGREEMENT

WELLS FARGO BANK, NATIONAL      THE FIRST NATIONAL BANK OF
ASSOCIATION, AS TRUSTEE OF THE  SIOUX FALLS, AS TRUSTEE OF THE
JOHN T. VUCUREVICH FOUNDATION   JOHN T. VUCUREVICH LIVING TRUST


By /s/ Gary Gunderson                        By /s/ Shawn Bolender
   -----------------------------------          --------------------------------
   Gary Gunderson, Trust Officer                Shawn Bolender, Assistant
                                                Vice President and Trust Officer

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                                   SCHEDULE II

                 PRINCIPAL SHAREHOLDER NON-COMPETITION AGREEMENT

______________________________________       ___________________________________
Daran Becker                                 John Zulliger

______________________________________       ___________________________________
Duncan Flann                                 William Curley

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